U.S. Treasury Money Fund


                                   PROSPECTUS
                                November 1, 1995


                                  [LOGO] PHOTO

================================================================================

PROSPECTUS

                   The 59 Wall Street U.S. Treasury Money Fund

                 6 St. James Avenue, Boston, Massachusetts 02116

================================================================================

     The 59 Wall Street U.S. Treasury Money Fund is an open-end investment company which is a separate diversified portfolio of The 59 Wall Street Trust. Shares of the Fund are offered by this Prospectus.

     The Fund is a type of mutual fund commonly known as a money market fund. It is designed to be a cost effective and convenient means of making substantial investments in money market instruments. The Fund's investment objective is to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The net asset value of each of the Fund's shares is expected to remain constant at $1.00. There can be no assurance that the investment objective of the Fund will be achieved or that the net asset value per share will not vary.

     Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, Brown Brothers Harriman & Co., and the shares are not insured by the Federal Deposit Insurance Corporation or any other federal, state or other governmental agency.

   The Trust seeks to achieve the investment objective of the Fund by investing only in short-term securities backed as to principal and interest payments by the full faith and credit of the United States of America. Although investments held for the Fund are issued by the U.S. Government, an investment in the Fund is not insured or guaranteed by the U.S. Government.

     Dividends from the Fund which are derived from interest on direct obligations of the U.S. Government are generally expected to be exempt from state and local income taxes in all states. However, a shareholder of the Fund is subject to federal income tax on the dividends and capital gain distributions received from the Fund.

     Brown Brothers Harriman & Co. is the investment adviser to, and the administrator and shareholder servicing agent of the Fund. Shares of the Fund are offered at net asset value without a sales charge to customers of Brown Brothers Harriman & Co. and to other investors of means.

     This Prospectus, which investors are advised to read and retain for future reference, sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated November 1, 1995. This information is incorporated herein by reference and is available without charge upon request from the Fund's distributor, 59 Wall Street Distributors, Inc., 6 St. James Avenue, Boston, Massachusetts 02116.

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  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                The date of this Prospectus is November 1, 1995.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Expense Table .............................................................    3
Financial Highlights ......................................................    4
Investment Objective and Policies .........................................    4
Investment Restrictions ...................................................    5
Purchase of Shares ........................................................    6
Redemption of Shares ......................................................    7
Management of the Trust ...................................................    8
Net Asset Value ...........................................................   12
Dividends and Distributions ...............................................   12
Taxes .....................................................................   13
Description of Shares .....................................................   14
Additional Information ....................................................   15





                          TERMS USED IN THIS PROSPECTUS


Trust ...............................................          The 59 Wall Street Trust
Fund ................................................          The 59 Wall Street U.S. Treasury Money Fund
Investment Adviser and Administrator.................          Brown Brothers Harriman & Co.
Subadministrator.....................................          59 Wall Street Administrators, Inc.
                                                                   ("59 Wall Street Administrators")
Distributor..........................................          59 Wall Street Distributors, Inc.
                                                                   ("59 Wall Street Distributors")
1940 Act.............................................          The Investment Company Act of 1940, as amended.

EXPENSE TABLE
================================================================================

     The following table provides (i) a summary of estimated expenses relating to purchases and sales of shares of the Fund, and the aggregate annual operating expenses of the Fund, as a percentage of average net assets of the Fund, and
(ii) an example illustrating the dollar cost of such estimated expenses on a $1,000 investment in the Fund.

                        SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases.......................................     None
Sales Load Imposed on Reinvested Dividends............................     None
Deferred Sales Load...................................................     None
Redemption Fee........................................................     None


                         ANNUAL FUND OPERATING EXPENSES
                     (as a percentage of average net assets)

Investment Advisory Fee.....................................        0.15%
12b-1 Fee...................................................        None
Other Expenses
  Administration Fee .......................................   0.100%
  Shareholder Servicing/Eligible Institution Fee............   0.225
  Other Expense Reimbursement Fee...........................   0.075      0.40
                                                               -----      ----
Total Fund Operating Expenses...............................              0.55%
                                                                          ====


   Example                                              1 year     3 years     5 years     10 years
   -------                                              ------     -------     -------     --------
A shareholder of the Fund would pay the following
   expenses on a $1,000  investment, assuming (1)
   5% annual return, and (2) redemption at the end
   of each time period:...........................         $6        $18         $31         $69
                                                           --        ---         ---         ---

     The Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. In connection with the Example, please note that $1,000 is currently less than the Fund's minimum purchase requirement. The purpose of this table is to assist investors in understanding the various costs and expenses that shareholders of the Fund bear directly or indirectly.

     Under an agreement dated July 1, 1993, 59 Wall Street Administrators pays the Fund's expenses, other than fees paid to Brown Brothers Harriman & Co. under the Trust's Administration Agreement and Investment Advisory Agreement and other than expenses relating to the organization of the Fund. Had this expense reimbursement agreement not been in place, the total Fund operating expenses would have been 0.58% of the Fund's average annual net assets and the shareholder expenses in the example above would have been $6, $19, $32, and $73, respectively. This agreement will terminate on February 1, 1996. At that time, the Trustees of the Trust believe that, assuming the Fund's current asset level, the total operating expenses of the Fund may increase to approximately 0.58% of its average annual net assets. (See "Expense Reimbursement Agreement".)

     For more information with respect to the expenses of the Fund see "Management of the Trust" herein.

FINANCIAL HIGHLIGHTS
================================================================================


     The following information for the fiscal years ended June 30, 1995, 1994, 1993 and 1992 and the period March 12, 1991 (commencement of operations) to June 30, 1991 has been audited by Deloitte & Touche LLP, independent auditors. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The ratios of expenses and net investment income to average net assets are not indicative of future ratios.



                                                                                                      For the period
                                                                                                      March 12, 1991
                                                         For the years ended June 30,                 (commencement
                                             ----------------------------------------------------     of operations)
                                                1995          1994           1993          1992      to June 30, 1991
                                             --------       --------      ---------     ---------    ----------------
Net asset value, beginning of period.......  $   1.00       $   1.00      $    1.00     $    1.00       $   1.00
Income from investment operations:
  Net investment income....................      0.05           0.03           0.03          0.04           0.02
Dividends to shareholders from net
    investment income......................     (0.05)         (0.03)         (0.03)        (0.04)         (0.02)
                                             --------       --------      ---------     ---------       --------
Net asset value, end of period.............  $   1.00       $   1.00      $    1.00     $    1.00       $   1.00
                                             ========       ========      =========     =========       ========
Total return*..............................      4.67%          2.74%          2.75%         4.48%          5.45%**
Ratios/supplemental data:
  Net assets, end of period (000's omitted)  $144,969       $141,731       $136,584      $118,706        $70,241
  Ratio of expenses to average net assets*.      0.55%          0.55%          0.55%         0.55%          0.55%**
  Ratio of net investment income to
    average net assets.....................      4.52%          2.72%          2.70%         4.35%          5.27%**

-----------
 * Had the expense reimbursement agreement not been in place, the ratio of expenses to average net assets, for the years ended June 30, 1995, 1994, 1993 and 1992 and the period March 12, 1991 (commencement of operations) to June 30, 1991, would have been 0.58%, 0.57%, 0.55%, 0.56%, and 0.74%, respectively. For the same periods, the total return of the Fund would have been 4.64%, 2.72%, 2.75%, 4.47%, and 5.26%, respectively.

**  Annualized.

INVESTMENT OBJECTIVE AND POLICIES
================================================================================

     The investment objective of the Fund is to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

     The investment objective of the Fund is a fundamental policy and may be changed only with the approval of the holders of a "majority of the Fund's outstanding voting securities as defined in the 1940 Act". (See "Additional Information" in this Prospectus.) However, the investment policies of the Fund as described below are not fundamental and may be changed without such approval.

     Investments for the Fund mature or are deemed to mature within 397 days from the date of purchase and the average maturity of the investments held by the Fund (on a dollar-weighted basis) is 90 days or less.

     Assets of the Fund are invested only in securities backed as to principal and interest payments by the full faith and credit of the United States of America. These securities are issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds as well as unmatured interest coupons of U.S. Treasury bonds and notes which have been separated and resold in a custodial receipt program administered by the U.S. Treasury.

     The Trust may, in the future, seek to achieve the Fund's investment objective by investing all of the Fund's assets in a no-load, diversified, open-end management investment company having substantially the same investment objective as the Fund. Shareholders will receive 30 days prior written notice with respect to any such investment.

                                  Risk Factors

     Although  investments held for the Fund are issued by the U.S.  Government, an investment in the Fund is not insured or guaranteed by the U.S. Government. The portfolio is subject to interest rate risk which causes fluctuations in the amount of daily dividends, and, in extreme cases, could cause the net asset value per share of the Fund to deviate from $1.00 per share. Interest rate risk refers to the price fluctuation of a debt security in response to changes in interest rates. In general, short-term securities have relatively small fluctuations in price in a response to general changes in interest rates.

                               Portfolio Brokerage

     Although the Fund generally holds investments until maturity and does not seek profits through short-term trading, it may dispose of any portfolio security prior to its maturity if it believes such disposition advisable.

     U.S. Treasury securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Where possible transactions on behalf of the Fund are entered directly with the issuer or market maker for the securities involved. Purchases from dealers serving as market makers may include a spread between the bid and asked price. The policy of the Fund regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. In seeking to implement the Fund's policies, the Investment Adviser effects transactions with those brokers and dealers who the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Adviser believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who furnish research and other services to the Fund and or the Investment Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; and appraisals or evaluations of portfolio securities. (See "Portfolio Transactions" in the Statement of Additional Information.)

     On those occasions when Brown Brothers Harriman & Co. deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other customers, Brown Brothers Harriman & Co., to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman & Co. in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Fund. In some instances, this procedure might adversely affect the Fund.

INVESTMENT RESTRICTIONS
================================================================================

     The Statement of Additional Information for the Fund includes a listing of the specific investment restrictions which govern the Fund's investment policies. Certain of these investment restrictions are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the Fund's outstanding voting securities as defined in the 1940 Act" (see "Additional Information" in this Prospectus), including a restriction that, excluding the investment of all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund, not more than 10% of the net assets of the Fund may be invested in securities that are subject to legal or contractual restrictions on resale.

     As a non-fundamental policy, money is not borrowed in an amount in excess of 10% of the assets of the Fund. It is intended that money will be borrowed only from banks and only either to accommodate requests for the redemption of shares while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations. Securities are not purchased for the Fund at any time at which the amount of its borrowings exceed 5% of its assets.

     Also, as a non-fundamental policy, up to 5% of the Fund's assets may be invested in repurchase agreements although it is the intention of the Adviser to do so only when other means of efficiently investing cash flows are unavailable. All repurchase agreement transactions are collateralized by U.S. Treasury securities and are entered into only with "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. A shareholder of the Fund is subject to state and local income taxes in most jurisdictions on the portion of dividends received from the Fund which is derived from income from repurchase agreements. It is the intention of the Investment Adviser to minimize the portion of the Fund's income which is derived from repurchase agreements to the extent practicable.

     The Fund is classified as "diversified" under the 1940 Act, which means that at least 75% of its total assets is represented by cash; securities issued by the U.S. Government, its agencies and instrumentalities; and other securities limited in respect of any one company to an amount no greater than 5% of the Fund's total assets (other than securities issued by the U.S. Government, its agencies or instrumentalities).

PURCHASE OF SHARES
================================================================================

     An investor may open a Fund account only through 59 Wall Street Distributors, the Fund's exclusive Distributor. The Fund's Shareholder Servicing Agent (see page 9) and each Eligible Institution (see page 10) may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for their respective customers. The Trust reserves the right to determine the purchase orders for Fund shares that it will accept.

     Shares of the Fund are offered on a continuous basis at their net asset value without a sales charge. Shares of the Fund may be purchased on any day the New York Stock Exchange is open for regular trading and New York banks are open for business if the Trust receives the purchase order and acceptable payment for such order prior to 11:00 A.M., New York time. Purchases of Fund shares are then executed at the net asset value per share next determined on that same day. Dividends are earned on the day that the purchase is executed.

     An investor who has a custody account with Brown Brothers Harriman & Co. may place purchase orders for Fund shares with the Trust through Brown Brothers Harriman & Co., which as an Eligible Institution holds such shares in its name on behalf of that customer. For such a customer, Brown Brothers Harriman & Co. arranges for the payment of the purchase price of Fund shares so that a purchase order placed prior to 11:00 A.M., New York time is executed on the day it is placed. Brown Brothers Harriman & Co. has established for its customers a minimum initial purchase requirement for the Fund of $5,000 and a minimum subsequent purchase requirement for the Fund of $1,000, except that the minimum initial and minimum subsequent purchase requirements for individual retirement accounts, 401(k) plans and defined contribution plans are $1,000.

     An investor who does not have a custody account with Brown Brothers Harriman & Co. must place purchase orders for Fund shares with the Trust through the Fund's Shareholder Servicing Agent. Such an investor has such shares held directly in the investor's name on the books of the Trust and is responsible for arranging for the payment of the purchase price of Fund shares to the Trust's account at State Street Bank and Trust Company, the Trust's custodian bank. Such payment must be in the form of either (a) an inter-bank wire transfer of

"available funds" prior to 11:00 A.M., New York time, in which case a purchase order placed prior to 11:00 A.M., New York time is executed that day, or (b) a cashier's check drawn on a U.S. bank or a check certified by a U.S. bank, in which case a purchase order is executed after such a check has been converted into "available" funds, generally the next business day after the check is received for the Trust by State Street Bank and Trust Company. Brown Brothers Harriman & Co., the Fund's Shareholder Servicing Agent, has established a minimum initial purchase requirement for the Fund of $10,000 and a minimum subsequent purchase requirement for the Fund of $5,000.

     Inquiries regarding the manner in which purchases of Fund shares may be effected and other matters pertaining to the Fund should be directed to Brown Brothers Harriman & Co., an Eligible Institution and the Fund's Shareholder Servicing Agent. (See back cover for address and phone number.)

REDEMPTION OF SHARES
================================================================================

     Shares held by Brown Brothers Harriman & Co. on behalf of a shareholder may be redeemed by submitting a redemption request in good order to Brown Brothers Harriman & Co. Proceeds from the redemption of Fund shares are credited to the shareholder's account with Brown Brothers Harriman & Co.

     Shares held directly in the name of a shareholder on the books of the Trust may be redeemed by submitting a redemption request in good order to the Trust through the Fund's Shareholder Servicing Agent. (See back cover for address and phone number.) Proceeds resulting from such redemption are paid by the Trust directly to the shareholder.

     A redemption request in good order must be received by the Trust prior to 11:00 A.M., New York time on any day the New York Stock Exchange is open for regular trading and New York banks are open for business. Such a redemption is executed at the net asset value per share next determined on that same day. Proceeds of a redemption are paid in "available" funds generally on the day the redemption request is executed, and in any event within seven days.

     If a redemption request is received by the Trust after 11:00 A.M., New York time the redemption request is executed on the next business day. A shareholder continues to receive each daily dividend declared prior to the day on which a redemption request is executed.

     A shareholder redeeming shares should be aware that the net asset value of the Fund's shares may, in unusual circumstances, decline below $1.00 per share. Accordingly, a redemption request may result in payment of a dollar amount which differs from the number of shares redeemed. (See "Net Asset Value".)

                            Redemptions By the Trust

     The Fund's Shareholder Servicing Agent (see page 9) and each Eligible Institution (see page 10) may establish and amend from time to time for their respective customers a minimum account size. If the value of a shareholder's holdings in the Fund falls below that amount because of a redemption of shares, the shareholder's remaining shares may be redeemed. If such remaining shares are to be redeemed, the shareholder is so notified and is allowed 60 days to make an additional investment to enable the shareholder to meet the minimum requirement before the redemption is processed. Brown Brothers Harriman & Co., the Fund's Shareholder Servicing Agent, has established a minimum account size of $10,000 and Brown Brothers Harriman & Co., as an Eligible Institution, has established a minimum account size of $5,000 ($1,000 for eligible individual retirement accounts, 401(k) plans and defined contribution plans).

                         Further Redemption Information

     In the event a shareholder redeems all shares held in the Fund at any time during the month, all accrued but unpaid dividends are included in the proceeds of the redemption and future purchases of shares of the Fund by such shareholder would be subject to the Fund's minimum initial purchase requirements.

     An  investor  should  be aware  that  redemptions  from the Fund may not be
processed  if  a  completed  account   application  with  a  certified  taxpayer
identification number has not been received.

     A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed for up to seven days and for such other periods as the 1940 Act may permit. (See "Additional Information" in the Statement of Additional Information.)

MANAGEMENT OF THE TRUST
================================================================================

                              Trustees and Officers

     The Trustees, in addition to supervising the actions of the Administrator, Investment Adviser and Distributor of the Fund, as set forth below, decide upon matters of general policy. Because of the services rendered to the Trust by the Investment Adviser and the Administrator, the Trust itself requires no employees other than its officers, none of whom, other than the Chairman, receive compensation from the Fund and all of whom, other than the Chairman, are employed by 59 Wall Street Administrators. (See "Trustees and Officers" in the Statement of Additional Information.)

    The Trustees of the Trust are:

      J.V. Shields, Jr.
         Chairman and Chief Executive Officer of Shields & Company

      Eugene P. Beard
         Executive Vice President-Finance and Operations of The Interpublic
            Group of Companies

      David P. Feldman
         Corporate Vice President--Investment Management of AT&T

      Alan G. Lowy
         Private Investor

      Arthur D. Miltenberger
         Vice President and Chief Financial Officer of
            Richard K. Mellon and Sons

                               Investment Adviser

     The Investment Adviser to the Fund is Brown Brothers Harriman & Co., Private Bankers, a New York limited partnership established in 1818. The firm is subject to examination and regulation by the Superintendent of Banks of the State of New York and by the Department of Banking of the Commonwealth of Pennsylvania. The firm is also subject to supervision and examination by the Commissioner of Banks of the Commonwealth of Massachusetts.

     Brown Brothers Harriman & Co. provides investment advice and portfolio management services to the Fund. Subject to the general supervision of the Trust's Trustees, Brown Brothers Harriman & Co. makes the day-to-day investment decisions for the Fund, places the purchase and sale orders for the portfolio transactions of the Fund, and generally manages the Fund's investments. Brown Brothers Harriman & Co. provides a broad range of investment management services for customers in the United States and abroad. At June 30, 1995, it managed total assets of approximately $20 billion.

     As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by Brown Brothers Harriman & Co. under the Investment Advisory Agreement, Brown Brothers Harriman & Co. receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.15% of the Fund's average daily net assets. Brown Brothers Harriman & Co. also receives an annual administration fee and shareholder servicing/eligible institution fee from the Fund equal to 0.10% and 0.225%, respectively, of the average daily net assets of the Fund.

     The investment advisory services of Brown Brothers Harriman & Co. to the Fund are not exclusive under the terms of the Investment Advisory Agreement. Brown Brothers Harriman & Co. is free to and does render investment advisory services to others, including other registered investment companies.

     Pursuant to a license agreement between the Trust and Brown Brothers Harriman & Co. dated August 24, 1989, as amended as of December 15, 1993, the Trust may continue to use in its name "59 Wall Street", the current and historic address of Brown Brothers Harriman & Co. The agreement may be terminated by Brown Brothers Harriman & Co. at any time upon written notice to the Trust upon the expiration or earlier termination of any investment advisory agreement between the Fund or any investment company in which a series of the Trust invests all of its assets and Brown Brothers Harriman & Co. Termination of the agreement would require the Trust to change its name and the name of the Fund to eliminate all reference to "59 Wall Street".

     Pursuant to license agreements between Brown Brothers Harriman & Co. and each of 59 Wall Street Administrators and 59 Wall Street Distributors (each a "Licensee"), dated June 22, 1993 and June 8, 1990, respectively, each Licensee may continue to use in its name "59 Wall Street", the current and historic address of Brown Brothers Harriman & Co., only if Brown Brothers Harriman & Co. does not terminate the respective license agreement, which would require the Licensee to change its name to eliminate all reference to "59 Wall Street".

                                  Administrator

     Brown Brothers Harriman & Co. acts as Administrator of the Trust. (See "Administrator" in the Statement of Additional Information.)

     In its capacity as Administrator, Brown Brothers Harriman & Co. administers all aspects of the Trust's operations subject to the supervision of the Trust's Trustees except as set forth below under "Distributor". In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman & Co. (i) provides the Trust with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Trust; (ii) oversees the performance of administrative and professional services to the Trust by others, including the Fund's Custodian, Transfer and Dividend Disbursing Agent; (iii) provides the Trust with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Trust's registration statement and the Fund's prospectus, the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, and the preparation of tax returns for the Trust and for the Fund and reports to the Fund's shareholders and the Securities and Exchange Commission.

     For the services rendered to the Trust and related expenses borne by Brown Brothers Harriman & Co., as Administrator, Brown Brothers Harriman & Co. receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.10% of the Fund's average daily net assets.

     Pursuant to a Subadministrative Services Agreement with Brown Brothers Harriman & Co., 59 Wall Street Administrators performs such subadministrative duties for the Trust as are from time to time agreed upon by the parties. The offices of 59 Wall Street Administrators are located at 6 St. James Avenue, Boston, Massachusetts 02116. 59 Wall Street Administrators is a wholly-owned subsidiary of Signature Financial Group, Inc. ("SFG"). SFG is not affiliated with Brown Brothers Harriman & Co. 59 Wall Street Administrators' subadministrative duties may include providing equipment and clerical personnel necessary for maintaining the organization of the Trust, participation in the preparation of documents required for compliance by the Trust with applicable laws and regulations, preparation of certain documents in connection with meetings of Trustees and shareholders of the Trust, and other functions that would otherwise be performed by the Administrator as set forth above. For performing such subadministrative services, 59 Wall Street Administrators receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator from the Fund.

                           Shareholder Servicing Agent

     The Trust has entered into a shareholder servicing agreement with Brown Brothers Harriman & Co. pursuant to which Brown Brothers Harriman & Co., as agent for the Fund, among other things: answers inquiries from shareholders of and prospective investors in the Fund regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Fund; assists shareholders of and prospective investors in the Fund in designating and changing dividend options, account designations and addresses; and provides such other related services as the Trust or a shareholder of or prospective investor in the Fund may reasonably request. For these services, Brown Brothers Harriman & Co. receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.225% of the average daily net assets of the Fund represented by shares owned during the period for which payment was being made by shareholders who did not hold their shares with an Eligible Institution.

                              Eligible Institutions

     The Trust has entered into an eligible institution agreement with Brown Brothers Harriman & Co. pursuant to which Brown Brothers Harriman & Co., as agent for the Trust with respect to shareholders of and prospective investors in the Fund who have a custody account with Brown Brothers Harriman & Co., among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Trust; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Trust to its customers; and receives, tabulates and transmits to the Trust proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, Brown Brothers Harriman & Co. receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.225% of the average daily net assets of the Fund represented by shares owned during the period for which payment was being made by customers for whom Brown Brothers Harriman & Co. was the holder or agent of record.

     The eligible institution agreement with Brown Brothers Harriman & Co. is non-exclusive and the Trust expects from time to time to enter into similar agreements with other financial institutions. At such time as any such similar agreement is entered into, references in this Prospectus to shareholders of and prospective investors in the Fund who have a custody account with Brown Brothers Harriman & Co. shall include such shareholders of and prospective investors in the Fund who have an account with the financial institution which entered into such other agreement, except as expressly stated in this Prospectus.

                         Expense Reimbursement Agreement

     Under an agreement dated July 1, 1993, 59 Wall Street Administrators pays the Fund's expenses (see "Expense Table"), other than fees paid to Brown
Brothers  Harriman  &  Co.  under  the  Trust's  Administration   Agreement  and
Investment Advisory Agreement and other than expenses relating to the organization of the Fund, subject to reimbursement by the Fund. To accomplish such reimbursement, 59 Wall Street Administrators receives an expense reimbursement fee from the Fund such that after such reimbursement the aggregate expenses of the Fund do not exceed an agreed upon annual rate, currently 0.55% of the average daily net assets of the Fund. Such expense reimbursement fees are computed daily and paid monthly. During the fiscal year ended June 30, 1995, 59 Wall Street Administrators incurred $389,200 in expenses on behalf of the Fund including shareholder servicing/eligible institution fees of $265,828 and received expense reimbursement fees of $344,275 from the Fund.

     The expense reimbursement fee agreement will terminate on the earlier of either (i) February 1, 1996, or (ii) the date on which the payments made thereunder equal the prior payment of such reimbursable expenses. Upon termination of this agreement, the Trustees of the Trust believe that, assuming the Fund's current asset level, the total operating expenses of the Fund may increase to approximately 0.58% of the Fund's average annual net assets.

     The expenses of the Fund paid by 59 Wall Street Administrators under the expense reimbursement agreement include the shareholder servicing/eligible institution fees; the compensation of the Trustees of the Trust; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute; fees and expenses of independent auditors, of legal counsel and of any transfer agent, custodian, registrar or dividend disbursing agent of the Fund; insurance premiums; expenses of calculating the net asset value of shares of the Fund; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to shareholders and to governmental officers and commissions; expenses of shareholder meetings; expenses relating to the issuance, registration and qualification of shares of the Fund; and expenses connected with the execution, recording and settlement of portfolio security transactions.

                                   Distributor

     59 Wall Street Distributors acts as exclusive Distributor of shares of the Fund. Its office is located at 6 St. James Avenue, Boston, Massachusetts 02116. 59 Wall Street Distributors is a wholly-owned subsidiary of SFG. SFG and its affiliates currently provide administration and distribution services for other registered investment companies. The Trust pays for the preparation, printing and filing of copies of the Trust's registration statement and the Fund's prospectus as required under federal and state securities laws. (See "Distributor" in the Statement of Additional Information.)

     59 Wall Street Distributors holds itself available to receive purchase orders for Fund shares.

                             Custodian, Transfer and
                            Dividend Disbursing Agent

     State Street Bank and Trust Company, 225 Franklin Street, P.O. Box 351, Boston, Massachusetts 02110, is the Fund's Custodian, Transfer and Dividend Disbursing Agent. As Custodian, it is responsible for maintaining books and records of the Fund's portfolio transactions and holding the Fund's portfolio securities and cash pursuant to a custodian agreement with the Trust. Cash is held for the Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator, the Custodian maintains the Fund's accounting and portfolio transaction records and for each day computes the Fund's net asset value, net investment income and dividend payable. As Transfer and Dividend
Disbursing Agent it is responsible for maintaining the books and records detailing ownership of the Fund's shares.

                              Independent Auditors

     Deloitte & Touche LLP are the independent auditors for the Fund.

NET ASSET VALUE
================================================================================

     The Fund's net asset value per share is determined once daily at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading and New York banks are open for business.

     The determination of the Fund's net asset value per share is made by subtracting from the value of the total assets of the Fund the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made. It is anticipated that the net asset value per share of the Fund will remain constant at $1.00. No assurance can be given that this goal can be achieved.

     The Portfolio's assets are valued by using the amortized cost method of valuation. This method involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The market value of the Fund's portfolio securities fluctuates on the basis of the creditworthiness of the issuers of such securities and on the levels of interest rates generally. While the amortized cost method provides certainty in valuation, it may result in periods when the value so determined is higher or lower than the price the Fund would receive if the security were sold. (See "Net Asset Value" in the Statement of Additional Information.)

DIVIDENDS AND DISTRIBUTIONS
================================================================================

     All the Fund's net income and short-term capital gains and losses, if any, are declared as a dividend daily and paid monthly.

     Net income of the Fund consists of (i) accrued interest, accretion of discount and amortization of premium, (ii) plus net short-term capital gains or losses realized on sales of portfolio securities of the Fund, and (iii) less the accrued expenses of the Fund applicable to that dividend period. (See "Net Asset Value".)

     Determination of the Fund's net income is made immediately prior to the determination of the net asset value per share at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading and New York banks are open for business. Net income for days other than such business days is determined as of 4:00 P.M., New York time on the immediately preceding business day. Dividends declared are payable to shareholders of record on the date of determination. Shares purchased through submission of a purchase order, prior to 11:00 A.M., New York time on such business day begin earning dividends on that business day. Shares redeemed do not qualify for a dividend on the business day that the redemption is executed. (See "Redemption of Shares".)

     Unless a shareholder otherwise elects, dividends are automatically reinvested in additional Fund shares without reference to the minimum subsequent purchase requirement. In the event a shareholder redeems all shares held at any time during the month, all accrued but unpaid dividends are included in the proceeds of the redemption and future purchases of shares by such shareholder will be subject to the minimum initial purchase requirements. The Trust reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

     A shareholder whose shares are held by Brown Brothers Harriman & Co. on behalf of the shareholder and who elects to have dividends paid in cash has the amount of such dividends automatically credited to the shareholder's account with Brown Brothers Harriman & Co. Such a shareholder who elects to have dividends reinvested is able to do so, in both whole and fractional shares.

     A shareholder whose shares are held directly in the shareholder's name on the books of the Trust and who elects to have dividends paid in cash receives a check in the amount of such dividends. Such a shareholder who elects to have dividends reinvested is able to do so, in both whole and fractional shares.

TAXES
================================================================================

     Each year, the Trust intends to continue to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended. Accordingly, the Fund is not subject to federal income taxes on its net income and realized net capital gains that are distributed to its shareholders. A 4% non-deductible excise tax is imposed on the Fund to the extent that certain distribution requirements for the Fund for each calendar year are not met. The Trust intends to continue to meet such requirements.

     Dividends of net income (as defined under "Dividends and Distributions") and net short-term capital gains, if any, are taxable to shareholders of the Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. These distributions are not eligible for the dividends-received deduction allowed to corporate shareholders.

     Under U.S. Treasury regulations, the Trust and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.

                              State and Local Taxes

     Assets  of the  Fund  are  invested  in  direct  obligations  of  the  U.S.
Government, the interest from which is specifically exempted from state and local income taxes when held directly by taxpayers. All states by legislation or regulation allow the character of interest income from direct obligations of the U.S. Government received by a regulated investment company organized as a series of a Massachusetts business trust, such as the Fund, to pass through to shareholders. However, a shareholder of the Fund is subject to state and local income taxes in most jurisdictions on the portion of dividends received from the Fund which is derived from income from repurchase agreements. It is the intention of the Investment Adviser to minimize the portion of the Fund's income which is derived from repurchase agreements to the extent practicable. The Trust intends to advise shareholders of the proportion of the Fund's dividends which is derived from interest on direct obligations of the U.S. Government.

     Dividends paid from the Fund which are derived from interest on direct obligations of the U.S. Government are generally expected to be exempt from income taxation in the District of Columbia and the following states:

   Alabama                        Louisiana                       Ohio
   Arizona                        Maine                           Oklahoma
   Arkansas                       Maryland                        Oregon
   Colorado                       Massachusetts                   Pennsylvania
   Delaware                       Michigan                        Rhode Island
   Dist. Columbia                 Minnesota                       South Carolina
   Georgia                        Missouri                        Tennessee
   Hawaii                         Mississippi                     Utah
   Idaho                          Montana                         Vermont
   Illinois                       Nebraska                        Virginia
   Indiana                        New Hampshire                   West Virginia
   Iowa                           New Mexico                      Wisconsin.
   Kansas                         North Carolina
   Kentucky                       North Dakota

     Such dividends are also generally expected to be so exempt in the following states provided that a certain minimum percentage of the Fund's assets consist of direct obligations of the U.S. Government. It is the Trust's intention to meet these minimum percentage requirements, none of which is greater than 80%.

   California                     New Jersey                      New York.
   Connecticut

     There is currently no state income tax in the following states:

   Alaska                         South Dakota                    Washington
   Florida                        Texas                           Wyoming.
   Nevada

     Shareholders are urged to consult their tax advisors regarding the possible exclusion for state and local income tax purposes of the portion of dividends paid from the Fund which is derived from interest on direct obligations of the U.S. Government.

                                Foreign Investors

     The Fund is designed for investors who are either citizens of the United States or aliens subject to United States income tax. Prospective investors who are not citizens of the United States and who are not aliens subject to United States income tax are subject to United States withholding tax on the entire amount of all dividends. Therefore, such investors should not invest in the Fund since alternative investments in money market instruments would not be subject to United States withholding tax.

                                Other Information

     Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after June 30, the end of the Fund's fiscal year. Additional tax information is mailed to shareholders in January.

     This tax discussion is based on the tax laws and regulations in effect on the date of this Prospectus, however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.

DESCRIPTION OF SHARES
================================================================================

     The Trust is an open-end management investment company organized on June 7, 1983, as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Its offices are located at 6 St. James Avenue, Boston, Massachusetts 02116; its telephone number is (617) 423-0800.

     Pursuant to the Trust's Declaration of Trust, the Trustees have authorized the issuance of an unlimited number of full and fractional shares of each series of the Trust, one of which is the Fund. The Trustees may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Trust and may authorize the creation of additional series of shares, the proceeds of which would be invested in separate, independently managed portfolios. Currently there are two series in addition to the Fund.

     The Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and to appoint their own successors; provided that at least two-thirds of the Trustees have been elected by the shareholders.

     Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

     Shareholders of the Fund are entitled to a full vote for each full share held and to a fractional vote for fractional shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights. The rights of redemption are described elsewhere herein. Shares when issued are fully paid and nonassessable, except as set forth below. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Declaration of Trust or By-Laws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders.

     The By-Laws of the Trust provide that the presence in person or by proxy of the holders of record of one half of the shares of the Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of Fund shareholders, except as otherwise required by applicable law. The By-Laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

     The Declaration of Trust provides that, at any meeting of shareholders of the Fund, Brown Brothers Harriman & Co., as an Eligible Institution, may vote any shares as to which Brown Brothers Harriman & Co. is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which Brown Brothers Harriman & Co. is the agent of record. Any shares so voted by Brown Brothers Harriman & Co. are deemed represented at the meeting for purposes of quorum requirements.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss because of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

ADDITIONAL INFORMATION
================================================================================

     As used in this Prospectus, the term "majority of the Fund's outstanding voting securities as defined in the 1940 Act" currently means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less.

     Fund  shareholders   receive  semi-annual   reports  containing   unaudited
financial statements and annual reports containing financial statements audited by independent auditors.

     The Fund's "yield" and "effective yield" may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Both yield figures are based on historical earnings and are not intended to indicate future performance. Performance information may include the Fund's investment results and/or comparisons of its investment results to various unmanaged indexes. To the extent that unmanaged indexes are so included, the same indexes will be used on a consistent basis. The Fund's investment results as used in such communications are calculated in the manner set forth below. From time to time, fund rankings from various sources may be quoted.

     The "yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated). This income is then "annualized". That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" is slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     This Prospectus omits certain of the information contained in the Statement of Additional Information and the Registration Statement filed with the Securities and Exchange Commission. The Statement of Additional Information may be obtained from 59 Wall Street Distributors without charge and the Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the Rules and Regulations of the Commission.

The 59 Wall Street Trust


Investment Adviser and
  Administrator
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York  10005

Distributor
59 Wall Street Distributors, Inc.
6 St. James Avenue
Boston, Massachusetts  02116

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York  10005
(212) 493-8100













No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and the Statement of Additional Information, in connection with the offer contained in this Prospectus, and if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or the Distributor. This Prospectus does not constitute an offer by the Trust or by the Distributor to sell or the solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Trust or the Distributor to make such offer in such jurisdiction.